NUVEEN NWQ GLOBAL EQUITY INCOME FUND

SUPPLEMENT DATED MAY 10, 2016

TO THE STATEMENT OF ADDITIONAL INFORMATION DATED OCTOBER 30, 2015

The following subsection is added to the section entitled “Investment Policies and Techniques”:

Structured Notes

Nuveen NWQ Global Equity Income Fund may invest in structured notes the performance of which is determined by reference to an underlying stock, basket of stocks or stock index (the “reference asset”). Such structured notes will generally have a fixed interest payment and a principal amount that will be adjusted upward (but often not beyond a cap) or downward (but not below zero) based on changes in the value of the reference asset while the notes are outstanding. Structured notes are privately negotiated debt instruments that represent the unsecured obligation of the issuer; they do not represent any ownership of the underlying reference asset. Investments in structured notes involve certain risks, including the credit risk of the issuer and the normal risk that the price of a debt security will decline in response to an increase in interest rates. Further, such investments are subject to the risks of an investment in the reference asset, since a decline in the value of the reference asset will reduce the principal amount of the structured note. Finally, these securities may be less liquid than other types of securities, and may be more volatile than the underlying reference asset.

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STATEMENT OF ADDITIONAL INFORMATION

FOR FUTURE REFERENCE

MGN-NGEISAI-0516P